The Glenmede Fund, Inc.

Supplement dated March 14, 2008 to the
Equity Portfolios Prospectus
and
Statement of Additional Information
dated February 28, 2008

Large Cap Value Portfolio

This Supplement modifies the Prospectus and Statement of Additional Information dated February 28, 2008. Please keep this Supplement and read it together with the Prospectus and Statement of Additional Information.

Effective March 12, 2008, Wade Wescott replaced George F. Foley as the Portfolio Manager primarily responsible for the management of the Large Cap Value Portfolio. Accordingly, the following information replaces the twelfth paragraph of the section entitled “Investment Advisor and Sub-Advisor” under the heading “Management of the Portfolios” of the Equity Portfolios Prospectus dated February 28, 2008.

Wade Wescott, Portfolio Manager, is primarily responsible for the management of the Large Cap Value Portfolio. Mr. Wescott has been responsible for the management of the Large Cap Value Portfolio since March 12, 2008. He has been employed by the Advisor and its predecessors since April, 2006. Prior to joining the Advisor and Glenmede Trust, Mr. Wescott served as a research analyst at Delaware Investments from April 2005 to April 2006, with stock selection responsibilities for the Consumer Staples, Energy, and Basic Materials sectors in the Large Cap Value portfolios. Before that, he served as a senior research analyst at Gartmore Global Investments from July 2002 to April 2005, also following large cap securities in the Consumer Cyclicals sector.

The following information is added to the tables appearing under the caption “Portfolio Managers” starting on page 42 of the Statement of Additional Information:

As of March 12, 2008, Mr. Wescott was also primarily responsible for the day-to-day management of the following other accounts:

	Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance- Based Advisory Fees
Glenmede Investment Management LP			$		$
Wade Wescott	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	None	0	None	0

As of March 12, 2008, Mr. Wescott did not beneficially own any shares of the Large Cap Value Portfolio.